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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference into the Registration Statements on Form S-3 and S-8 (File numbers 333-12247, 333-22979, 333-86305,
333-86307, 333-86309) of our report on Level 8 Systems, Inc. dated February 18, 2000 included in this Current Report on Form 8-K.

                                          /s/ PricewaterhouseCoopers LLP

McLean, Virginia
March 17, 2000